Exhibit 10.2

FIRST AMENDMENT
TO
CLASS A CERTIFICATE PURCHASE AGREEMENT

This First Amendment to Class A Certificate Purchase Agreement, dated as of November 4, 2004 (this "Amendment"), is among Prime II Receivables Corporation (the "Transferor"), FDS Bank (the "Servicer"), Bank One, NA (Main Office Chicago), as Agent (in such capacity, the "Agent"), as a Committed Class A Purchaser (in such capacity, the "Committed Purchaser"), and as a Class A Owner (in such capacity, the "Owner"), and Jupiter Securitization Corporation, as a Noncommitted Class A Purchaser (the "Noncommitted Purchaser", and together with the Committed Purchaser, the "Purchasers"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Purchase Agreement (as defined below).

Preliminary Statements:

1. The Transferor, the Servicer, the Agent, the Owner and the Purchasers are parties to that certain Class A Certificate Purchase Agreement, dated as of November 6, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement").

2. The Transferor and the Committed Purchaser desire to amend the Purchase Agreement to increase the amount of and to extend the Commitment Expiration Date of the Commitment of the Committed Purchaser.

3. Sections 2.2(c) and 9.1 of the Purchase Agreement permit such amendment of the Purchase Agreement with the written consent of the Agent, Transferor, the Committed Purchaser, the Required Class A Owners and the Required Class A Purchasers.

4. Under the Purchase Agreement, the Committed Purchaser is the only Class A Committed Purchaser and meets the definition of Required Class A Purchasers, and the Owner is the only Class A Owner and meets the definition of Required Class A Owners.

Agreement:

The Transferor, the Servicer, the Agent, the Owner and the Purchasers agree to the following terms and conditions:

    Amendment. On the date of this Amendment, the Purchase Agreement is amended by (a) deleting the reference to the Commitment of the Committed Purchaser set forth on the signature page thereto and increasing the Commitment of the Committed Purchaser to a total maximum amount of $244,444,445 and (b) extending the Commitment Expiration Date to November 3, 2005.
    Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the Transferor, the Servicer, the Agent, the Owner and the Purchasers.
    Continuing Agreement. The Purchase Agreement, as amended by this Amendment, continues in full force and effect among the Transferor, the Servicer, the Purchasers, the Agent and Administrative Agent.
    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to an original and all of which when taken together shall constitute but one and the same instrument.
    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase Agreement or any provision hereof or thereof.
    Representations and Warranties. By its execution hereof, each of the Servicer and the Transferor shall be deemed to have represented and warranted the following:
      as of the date of this Amendment, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Related Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of the Servicer and the Transferor shall be deemed to have represented and warranted such); and
      as of the date of this Amendment, both before and after giving effect to this Amendment, no Termination Event shall have occurred and be continuing (and by its execution hereof, each of the Servicer and the Transferor shall be deemed to have represented and warranted such).

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Delivered as of the day and the year first above written.

PRIME II RECEIVABLES CORPORATION, as Transferor By: /s/ Susan P. Storer Name: Susan P. Storer Title: President
FDS BANK, as Servicer By: /s/ Susan R. Robinson Name: Susan R. Robinson Title: Treasurer
BANK ONE, NA (MAIN OFFICE CHICAGO), as Agent, Committed Class A Purchaser and Class A Owner By: /s/ William Hendricks Name: William Hendricks Title: Vice President
JUPITER SECURITIZATION CORPORATION, as Noncommitted Class A Purchaser By: /s/ William Hendricks Name: William Hendricks Title: Authorized Signer

[Signature Page to Class A CPA Amendment]